UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)       February 27, 2007
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                       MORGAN STANLEY ABS CAPITAL I INC.
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            (Exact Name of Registrant as Specified in Its Charter)

    Delaware                         333-130694-22          13-3939229
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(State or Other Jurisdiction         (Commission           (IRS Employer
of Incorporation)                    File Number)           Identification No.)

1585 Broadway, 2nd Floor
 New York, New York                                           10036
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code       (212) 761-4700
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On February 27, 2007, a trust agreement dated as of February 1, 2007 (the "Trust Agreement"), was entered into between Morgan Stanley ABS Capital I Inc., as purchaser (the "Registrant") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). The Trust Agreement was entered into for the purpose of creating MSCC HELOC Trust 2007-1 (the "Trust"). The Trust then purchased the home equity loans (the "Home Equity Loans"), pursuant to the home equity loan purchase agreement (the "Home Equity Loan Purchase Agreement"), dated as of February 1, 2007 by and among the Registrant and Morgan Stanley Credit Corporation ("MSCC"), as seller (the "Seller"). The Purchase Agreement contains representations and warranties made by the Seller to the Depositor with respect to the Home Equity Loans sold by such Seller.

         The Indenture was entered into for the purpose of issuing a single series of notes, entitled MSCC HELOC Trust 2007-1 (the "MSCC HELOC Trust"), HELOC Asset-Backed Notes, Series 2007-1 (the "Notes"). The Notes, (collectively, the "Publicly-Offered Notes") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130694). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of February 27, 2007 (the "Underwriting Agreement"), between the Registrant and the Underwriter.


         The Home Equity Loans will be serviced by MSCC pursuant to the Servicing Agreement by and among the Trust, the Indenture Trustee and MSCC, as servicer (the "Servicer") dated as of February 1, 2007.

         Ambac Assurance Corporation ("Ambac") issued an insurance policy (the "Insurance Policy") dated as of February 27, 2007 to guarantee certain payments of interest and principal to the noteholders.

         The Custodial agreement (the "Custodial Agreement") dated as of February 1, 2007 by and among the Indenture Trustee, MSCC and the Wells Fargo Bank, National Association, as custodian was entered into to provide for the custodial arrangement for the Home Equity Loans.

         Certain of the terms and conditions of the Indenture, the Underwriting Agreement, the Servicing Agreement, the Trust Agreement, the Custodial Agreement and the Home Equity Loan Purchase Agreement have been described in a Prospectus Supplement filed on February 27, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-130694, for the MSCC HELOC Trust 2007-1. The description of those agreements are hereby incorporated herein by reference. A copy of the Indenture, the Underwriting Agreement, the Home Equity Loan Purchase Agreement, the Custodial Agreement and Servicing Agreements and certain other agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the MSCC HELOC Trust 2007-1.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  March 1, 2007


                                             MORGAN STANLEY CAPITAL I INC.


                                             By:  /s/ Valerie Kay
                                                 ----------------------------
                                             Name: Valerie Kay
                                             Title:  Executive Director


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